First Quarter Fiscal 2019 Earnings Teleconference February 1, 2019 Joseph C. Bartolacci President and Chief Executive Officer Steven F. Nicola Chief Financial Officer ©2019 Matthews International Corporation. All Rights Reserved.

Disclaimer Any forward-looking statements contained in this presentation are included pursuant to the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements involve known and unknown risks and uncertainties that may cause the Company’s actual results in future periods to be materially different from management’s expectations. Although the Company believes that the expectations reflected in such forward-looking statements are reasonable, no assurance can be given that such expectations will prove correct. Factors that could cause the Company's results to differ materially from the results discussed in such forward-looking statements principally include changes in domestic or international economic conditions, changes in foreign currency exchange rates, changes in the cost of materials used in the manufacture of the Company's products, changes in mortality and cremation rates, changes in product demand or pricing as a result of consolidation in the industries in which the Company operates, changes in product demand or pricing as a result of domestic or international competitive pressures, unknown risks in connection with the Company's acquisitions, cybersecurity concerns, effectiveness of the Company's internal controls, compliance with domestic and foreign laws and regulations, technological factors beyond the Company's control, and other factors described in the Company’s Annual Report on Form 10-K and other periodic filings with the U.S. Securities and Exchange Commission (“SEC”). Included in this report are measures of financial performance that are not defined by generally accepted accounting principles in the United States (“GAAP”). The Company uses non-GAAP financial measures to assist in comparing its performance on a consistent basis for purposes of business decision-making by removing the impact of certain items that management believes do not directly reflect the Company’s core operations including acquisition costs, ERP integration costs, strategic initiative and other charges (which includes non-recurring charges related to operational initiatives and exit activities), stock-based compensation and the non-service portion of pension and postretirement expense. Management believes that presenting non-GAAP financial measures is useful to investors because it (i) provides investors with meaningful supplemental information regarding financial performance by excluding certain items that management believes do not directly reflect the Company’s core operations, (ii) permits investors to view performance using the same tools that management uses to budget, forecast, make operating and strategic decisions, and evaluate historical performance, and (iii) otherwise provides supplemental information that may be useful to investors in evaluating the Company’s results. The Company believes that the presentation of these non-GAAP financial measures, when considered together with the corresponding GAAP financial measures and the reconciliations to those measures, provided herein, provides investors with an additional understanding of the factors and trends affecting the Company’s business that could not be obtained absent these disclosures. The Company believes that adjusted EBITDA provides relevant and useful information, which is used by the Company’s management in assessing the performance of its business. Adjusted EBITDA is defined by the Company as earnings before interest, taxes, depreciation, amortization and certain non-cash and/or non-recurring items that do not contribute directly to management’s evaluation of its operating results. These items include stock-based compensation, the non-service portion of pension and postretirement expense, acquisition costs, ERP integration costs, and strategic initiatives and other charges. Adjusted EBITDA provides the Company with an understanding of earnings before the impact of investing and financing charges and income taxes, and the effects of certain acquisition and ERP integration costs, and items that do not reflect the ordinary earnings of the Company’s operations. This measure may be useful to an investor in evaluating operating performance. It is also useful as a financial measure for lenders and is used by the Company’s management to measure business performance. Adjusted EBITDA is not a measure of the Company's financial performance under GAAP and should not be considered as an alternative to net income or other performance measures derived in accordance with GAAP, or as an alternative to cash flow from operating activities as a measure of the Company's liquidity. The Company's definition of adjusted EBITDA may not be comparable to similarly titled measures used by other companies. The Company has also presented adjusted net income and adjusted earnings per share and believes each measure provides relevant and useful information, which is widely used by analysts and investors, as well as by the Company’s management in assessing the performance of its business. Adjusted net income and adjusted earnings per share provides the Company with an understanding of the results from the primary operations of our business by excluding the effects of certain acquisition and system-integration costs, and items that do not reflect the ordinary earnings of our operations. These measures provide management with insight into the earning value for shareholders excluding certain costs, not related to the Company’s primary operations. Likewise, these measures may be useful to an investor in evaluating the underlying operating performance of the Company’s business overall, as well as performance trends, on a consistent basis. ©2019 Matthews International Corporation. All Rights Reserved. 2

Financial Overview ©2019 Matthews International Corporation. All Rights Reserved. 3

Q1 FY2019 Summary  EPS - Diluted Items impacting Q1 GAAP EPS comparability . Prior year included significant net favorable tax $1.10 adjustment ($0.76) . Loss on sale of a 51% ownership interest in pet cremation business ($0.10) . Higher interest expense ($0.06) $0.10 . Unrealized losses on retirement plan investments due to market conditions ($0.04) Q1 FY2018 Q1 FY2019 . Higher income tax expense; prior year included favorable discrete items ($0.05) Adjusted EPS* $0.64  Non-operating items impacting Q1 $0.50 Adjusted EPS comparability . Higher interest expense (bond offering) . Favorable discrete income tax items last year . Unrealized losses on retirement plan investments due to market conditions Q1 FY2018 Q1 FY2019 * See supplemental slide for Adjusted EPS reconciliation and other important disclaimers regarding Matthews’ use of Non-GAAP measures ©2019 Matthews International Corporation. All Rights Reserved. 4

Q1 FY2019 Consolidated Results ($ in millions) Sales GAAP Gross Profit and Margin $369.5 $374.2 $131.4 $126.4 35.6% 33.8% Q1 FY2018 Q1 FY2019 Q1 FY2018 Q1 FY2019 Net Income Adjusted EBITDA* Attributable to Matthews and Margin $35.2 $46.5 $46.5 $3.1 12.6% 12.4% Q1 FY2018 Q1 FY2019 Q1 FY2018 Q1 FY2019 * See supplemental slide for Adjusted EBITDA reconciliation and other important disclosures regarding Matthews’ use of Non-GAAP measures ©2019 Matthews International Corporation. All Rights Reserved. 5

Q1 FY19 SGK Brand Solutions Results ($ in millions) Sales $191.8 $185.3  Sales fluctuations . Fx was $4.7 million unfavorable . Lower sales in U.S. – delays in timing of client projects and significant client transitioned work internally . Q1 FY2018 Q1 FY2019 Higher sales in U.K. and Europe . Frost Converting Systems acquisition (Nov 2018) Adjusted EBITDA* and Margin  Adjusted EBITDA change impacted by $30.9 $27.4 . Lower sales . Changes in Fx rates 16.1% 14.8% Q1 FY2018 Q1 FY2019 * See supplemental slide for Adjusted EBITDA reconciliation and other important disclosures regarding Matthews’ use of Non-GAAP measures ©2019 Matthews International Corporation. All Rights Reserved. 6

Q1 FY19 Memorialization Results ($ in millions) Sales  $144.9 $153.9 Sales fluctuations . Higher sales of memorial products, caskets and cremation equipment in the U.S. . Star Granite & Bronze acquisition (Feb 2018)13.1% 14.8% . Fx was $0.6 million unfavorable Q1 FY2018 Q1 FY2019  Adjusted EBITDA change impacted by Adjusted EBITDA* . Higher sales and Margin . Addition of Star Granite & Bronze $28.4 $30.3 . Acquisition integration synergies . Cost reduction initiatives . Partially offset by higher material and 19.6% 19.7% freight costs Q1 FY2018 Q1 FY2019 * See supplemental slide for Adjusted EBITDA reconciliation and other important disclosures regarding Matthews’ use of Non-GAAP measures ©2019 Matthews International Corporation. All Rights Reserved. 7

Q1 FY19 Industrial Technologies Results ($ in millions) Sales $35.0 $32.8  Sales fluctuations . Higher warehouse automation sales . Compass Engineering acquisition (Nov 2017) 12.7% 11.0% . Partially offset by lower product Q1 FY2018 Q1 FY2019 identification sales . Fx was $0.6 unfavorable Adjusted EBITDA* and Margin  Adjusted EBITDA change impacted by $3.7 $3.6 . Higher sales . Addition of Compass Engineering . Offset by higher R&D costs 11.2% 10.3% Q1 FY2018 Q1 FY2019 * See supplemental slide for Adjusted EBITDA reconciliation and other important disclosures regarding Matthews’ use of Non-GAAP measures ©2019 Matthews International Corporation. All Rights Reserved. 8

Capitalization and Cash Flows ($ in millions) Debt Operating Cash Flow $960.6 $983.0 $8.4 $7.6 9/30/2018 12/31/2018 Q1 FY2018 Q1 FY2019  Cash Debt increased by $22.4 million during Q1 FY2019 primarily to fund Frost acquisition and other investments; $41.6 $39.8 Q1 is typically a slower cash flow quarter  Generated higher operating cash flow  CapEx on track for ~ $45 million in FY2019(1)  Purchased 186k shares for $7.8 million in Q1 FY2019  9/30/2018 12/31/2018 Quarterly dividend of $0.20/share, payable 2/18/19 (1) Estimated as of February 1, 2019 ©2019 Matthews International Corporation. All Rights Reserved. 9

Business Overview ©2019 Matthews International Corporation. All Rights Reserved. 10

Business Progress & Market Climate   Several new account wins; but volume IDL responding well to demand for quick ramp has been slow, especially in U.S. turnaround and high value/design projects SGK Brand   A large U.S.-based client transitioned Undergoing integration of Frost acquisition Solutions work internally (Nov 18)   Equator continuing to add business Realizing benefits from cost savings globally initiatives  Star Granite acquisition (Feb 2018)  Ongoing commodity and freight cost performing well, completed integration pressures Memorialization  Timing delay for U.K. cremation  Expanded cremation equipment service equipment installation reach on west coast  Aurora integration nearing completion  Divested 51% of pet cremation business  Significant progress on turnkey warehouse  Beta test of new product yielded good feedback; still expect launch in early 2019 Industrial automation project, resumed after holidays  New potential projects under discussion  Strong backlogs in warehouse automation Technologies with major global customers give confidence  Demand for product identification slowed ©2019 Matthews International Corporation. All Rights Reserved. 11

Maintaining Outlook for Fiscal 2019* Observations  Timing of several projects impacted first quarter, expect completion in remainder of FY2019  Order rates for warehouse automation (Industrial Technologies) and engineered solutions (SGK Brand Solutions) remain solid  Expect recent new brand account wins and Frost acquisition will contribute favorably  Commodity and freight cost increases present ongoing headwinds  Product identification (Industrial Technologies) experiencing slowing growth rates  FY2019 effective income tax rate is higher than FY2018 since tax benefits discrete to last year will not repeat FY2019 Guidance  Adjusted EBITDA expected to grow mid-to-high single digit rate over FY2018  Non-GAAP EPS expected to grow mid-single digit rate over FY2018  Expecting growth in operating cash flow  Priority for excess cash continues to be debt reduction * As of February 1, 2019 ©2019 Matthews International Corporation. All Rights Reserved. 12

Save-the-Date! MATW Investor & Analyst Day June 19, 2019 New York City Time and Location to Follow ©2019 Matthews International Corporation. All Rights Reserved. 13

Supplemental Information ©2019 Matthews International Corporation. All Rights Reserved. 14

Reconciliations of Non-GAAP Financial Measures Included in this report are measures of financial performance that are not defined by generally accepted accounting principles in the United States (“GAAP”). The Company uses non-GAAP financial measures to assist in comparing its performance on a consistent basis for purposes of business decision-making by removing the impact of certain items that management believes do not directly reflect the Company’s core operations including acquisition costs, ERP integration costs, strategic initiative and other charges (which includes non-recurring charges related to operational initiatives and exit activities), stock-based compensation and the non-service portion of pension and postretirement expense. Management believes that presenting non-GAAP financial measures is useful to investors because it (i) provides investors with meaningful supplemental information regarding financial performance by excluding certain items that management believes do not directly reflect the Company’s core operations, (ii) permits investors to view performance using the same tools that management uses to budget, forecast, make operating and strategic decisions, and evaluate historical performance, and (iii) otherwise provides supplemental information that may be useful to investors in evaluating the Company’s results. The Company believes that the presentation of these non-GAAP financial measures, when considered together with the corresponding GAAP financial measures and the reconciliations to those measures, provided herein, provides investors with an additional understanding of the factors and trends affecting the Company’s business that could not be obtained absent these disclosures. ©2019 Matthews International Corporation. All Rights Reserved. 15

Adjusted Earnings Per Share Non-GAAP Reconciliation * See Disclaimer (page 2) for Management’s assessment of supplemental information related to adjusted net income and adjusted EPS. ©2019 Matthews International Corporation. All Rights Reserved. 16

Adjusted EBITDA Non-GAAP Reconciliation * See Disclaimer (page 2) for Management’s assessment of supplemental information related to adjusted EBITDA and adjusted EBITDA margin. ©2019 Matthews International Corporation. All Rights Reserved. 17

First Quarter Fiscal 2019 Earnings Teleconference February 1, 2019 ©2019 Matthews International Corporation. All Rights Reserved.